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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 31, 2006

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   001-13711               13-3429953
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

     4211 W. Boy Scout Boulevard, Tampa, Florida                33607
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 8.01  OTHER EVENTS.

On October 31, 2006, Walter Industries, Inc. (the "Company") issued a press release announcing, among other things, that CC Arbitrage, Ltd., a holder of the Company's 3.75% Convertible Senior Subordinated Notes (the "Notes"), has filed a civil action against the Company in connection with the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

99.1 October 31, 2006, Walter Industries, Inc. Receives Civil Action From Convertible Senior Subordinated Note Holder.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WALTER INDUSTRIES, INC.


                                           By:    /s/ Victor P. Patrick
                                                  ------------------------------
                                           Title: Victor P. Patrick
                                                  Vice Chairman, General Counsel
                                                  and Secretary

Date: October 31, 2006